THE DRESHER FAMILY OF FUNDS:
                        THE DRESHER COMPREHENSIVE GROWTH FUND
                                       AND
                         THE DRESHER CLASSIC RETIREMENT FUND


     Supplement dated March 16, 2001 to Prospectus dated April 20, 2000

On March 16, 2001, PennRock Financial Services Corp., a Pennsylvania bank holding company, acquired all of the outstanding shares of stock of The National Advisory Group, Inc., which is the corporate parent for the Funds' investment manager distributor and transfer agent.
Upon completion of the transaction, the Funds' investment advisory agreement with National Financial Advisors, Inc. was deemed to have been assigned and, therefore, terminated pursuant to the requirements of the Investment Company Act The Funds' Board of Trustees and shareholders approved a new investment advisory agreement with National Financial Advisors, Inc. which is substantially identical to the old investment advisory agreement, except for dates of execution and termination. The new investment advisory agreement became effective upontermination of the old investment advisory agreement. In addition, National Financial Advisors, Inc. has agreed to continue to voluntarily reduce its management fee for two years following the completion of the transaction so that each Fund's actual operating expenses will not exceed 1.20% of assets, not including extraordinary expenses.